EXHIBIT  10.58

                            INTERCONNECTION AGREEMENT
                           UNDER SECTIONS 251 AND 252
                                     OF THE
                         TELECOMMUNICATIONS ACT OF 1996


     This Interconnection Agreement (the "Agreement"), is being entered into by and between Michigan Bell Telephone Company d/b/a Ameritech Michigan ("Ameritech Michigan"), and Talk America, Inc. ("CLEC"), (each a "Party" and, collectively, the "Parties"), pursuant to Sections 251 and 252 of the Telecommunications Act of 1996 ("the Act").

RECITALS

     WHEREAS, pursuant to Section 252(i) of the Act, CLEC has requested to adopt individual interconnection, service and/or network element arrangements(s) ("Arrangement(s)") from the Interconnection Agreement by and between Ameritech Michigan and Talk America, Inc. for the State of Michigan, which was approved by the Michigan Public Service Commission ("the Commission") under Section 252(e) of the Act on February 19, 2002 in docket number U-12465, including any amendments to such Agreement (the "Separate Agreement"), which is incorporated herein by reference; and

     WHEREAS, pursuant to Section 252(i), the Parties understand and agree that CLEC may sectionally adopt any Arrangements contained in an approved and effective Michigan Agreement that is available for adoption, including any legitimately related terms, with the exception of the reciprocal compensation provisions (and any legitimately related terms) as a result of the FCC's ISP Remand Order (1) (or other provisions, as applicable);

     WHEREAS, Ameritech Michigan is making such Arrangement(s) from the Separate Agreement available to CLEC only because of and, to the extent required by,
Section  252(i)  of  the  Act  under  this  Agreement;  and

     WHEREAS, in addition to the Arrangement(s) adopted by CLEC from the Separate Agreement, the Parties have voluntarily negotiated other provisions to this Agreement which are set forth in an Amendment to this Agreement (e.g., including but not limited to reciprocal compensation provisions), which is incorporated herein by this reference, and which is attached hereto and will be submitted to the Commission for approval; and

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CLEC and Ameritech Michigan hereby agrees as follows:

1.0     INCORPORATION  OF  RECITALS  AND  SEPARATE  AGREEMENT  BY  REFERENCE

1.1 The foregoing Recitals are hereby incorporated into and made part of this Agreement.

1.2 Except as expressly stated herein, the Arrangement(s) adopted by CLEC from the Separate Agreement (including any and all applicable Appendices, Schedules, Exhibits, Attachments and Amendments thereto) are incorporated herein by this reference and form an integral part of this Agreement.

      (1) See In the Matter of the Implementation of the Local Competition Provisions in the Federal Telecommunications Act of 1996, Intercarrier Compensation for ISP-Bound Traffic, CC Docket Nos. 96-98 and 99-68, Order on Remand and Report and Order, FCC 01-131 ("ISP Remand Order"), which was remanded in WorldCom, Inc. v. FCC, No. 01-1218 (D.C. Cir. 2002).

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2.0     MODIFICATIONS  TO  SEPARATE  AGREEMENT

2.1 All references to "AMERITECH INFORMATION INDUSTRY SERVICES, a division of Ameritech Services, Inc. a Delaware Corporation" is hereby replaced with "Michigan Bell Telephone Company d/b/a Ameritech Michigan, a Michigan corporation" and Ameritech Michigan's address of "350 North Orleans, 3rd Floor, Chicago, IL 60654" is hereby replaced with "444 Michigan Avenue, Detroit, MI 48266." Finally, the following language is hereby deleted: "on behalf of and as agent for Ameritech Michigan."

2.2 References in the Separate Agreement to "CLEC" or to "Other" shall for purposes of this Agreement be deemed to refer to CLEC.

2.3 References in the Separate Agreement to the "Effective Date," the date of effectiveness thereof and like provisions shall for purposes of this Agreement be deemed to refer to the date which is ten (10) days following Commission approval of the Agreement or, absent Commission approval, the date the Agreement is deemed approved under Section 252(e)(4) of the Act. In addition, unless terminated earlier in accordance with the terms of the negotiated Amendment hereto, as applicable, the Termination Date of this Agreement shall be: "March 21, 2005" (the "Termination Date").

2.4 The Notices Section in the Separate Agreement is hereby revised to reflect that Notices should be sent to CLEC under this Agreement at the following address:

              NOTICE  CONTACT               CLEC  CONTACT
              NAME/TITLE                    Alan  Kirk,  Dir.,  RBOC  Relations
              STREET  ADDRESS               12020  Sunrise  Valley  Drive,  #250
              CITY,  STATE,  ZIP  CODE      Reston,  VA  20191
              FACSIMILE  NUMBER             (703)  391-7525

2.5 The Notices Section in the Separate Agreement is hereby revised to reflect that Notices should be sent to Ameritech Michigan under this Agreement at the following address:

              NOTICE  CONTACT               SBC-13  STATE  CONTACT
              NAME/TITLE                    Contract  Administration
                                            ATTN:  Notices  Manager
              STREET  ADDRESS               311  S.  Akard,  9th  Floor
                                            Four  SBC  Plaza
              CITY,  STATE,  ZIP  CODE      Dallas,  TX  75202-5398
              FACSIMILE  NUMBER             (214)  464-2006

2.6 In Section 30.1.1 Authorization, the references to "Ameritech" are replaced with references to "Ameritech Michigan" and Ameritech's state of incorporation is the state of "Michigan." In Section 30.1.2 after "State of', CLEC's state of incorporation should be deemed to be inserted.

2.7 Schedule 2.1, "Implementation Schedule" of the Separate Agreement is hereby revised to delete any carrier-specific interconnection or access to UNE information and to incorporate the following language in its place for purposes of this Agreement: "The interconnection activation points and interconnection activation date shall be mutually determined by the Implementation Team in accordance with Section 3.4.4 and Schedule 12. Ameritech Michigan's position is that any proposed interconnection with a switch that is not capable of providing local exchange service (including 911 service) does not fall within the intent or scope of this Agreement."

3.0     RESERVATION  OF  RIGHTS

3.1 In entering into this Agreement containing the Arrangement(s) from the Separate Agreement, Ameritech Michigan is not waiving any of its rights, remedies or arguments with respect to any legislative, regulatory, or judicial actions or proceedings, including but not limited to its rights under the United

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States  Supreme  Court's  opinion  in Verizon v. FCC, 535 U.S.       (2002); the
D.C. Circuit's decision in United State Telecom Association, et al v. FCC, No. 00-101 (May 24, 2002); the FCC's Order In the Matter of the Local Competition Provisions of the Telecommunications Act of 1996, (FCC 99-370) (rel. November 24, 1999), including its Supplemental Order Clarification (FCC 00-183) (rel. June 2, 2000) in CC Docket 96-98; or the FCC's Order on Remand and Report and Order in CC Dockets No. 96-98 and 99-68 (the "ISP Intercarrier Compensation Order") (rel. April 27, 2001), which was remanded in WorldCom, Inc. v. FCC, No. 01-1218 (D.C. Cir. 2002). Rather, in entering into this Agreement, Ameritech Michigan fully reserves all of its rights, remedies and arguments. This reservation of rights includes, but is not limited to, its right to dispute whether any UNEs and/or UNE combinations identified in this Agreement must be provided under Section 251 (c)(3) and 251(d) of the Act, and under this Agreement. This reservation also includes, but is not limited to, Ameritech Michigan's right to exercise its option at any time in the future to invoke the Intervening Law or Change of Law provisions in this Agreement and to adopt on a date specified by Ameritech Michigan, the FCC ISP terminating compensation plan, after which date ISP-bound traffic will be subject to the FCC's prescribed terminating compensation rates, and other terms and conditions. It is Ameritech Michigan's position that the Arrangements in this Agreement are subject to the change of law provisions permitted under the Federal Rules except to the extent otherwise expressly provided in the Separate Agreement and also are subject to any appeals involving the Separate Agreement. In the event that any of the rates, terms and/or conditions of this Agreement, or any of the laws or regulation that were the basis for a provision of the Agreement, are invalidated, modified or stayed by any action of any state or federal regulatory bodies or courts of competent jurisdiction, including but not limited to any finding that any of the UNEs and/or UNE combinations provided for under this Agreement do not meet the necessary and impair standards set forth in Section
251(d)(2) of the Act, it is Ameritech Michigan's position and intent that the Parties immediately incorporate changes from the Separate Agreement, made as a result of any such action into this Agreement. Where revised language is not immediately available, it is Ameritech Michigan's position and intent that the Parties shall expend diligent efforts to incorporate the results of any such action into this Agreement on an interim basis, but shall conform this Agreement to the Separate Agreement, once such changes are filed with the Commission. Any disputes between the parties concerning the interpretations of the actions required or the provision affected shall be handled under the Dispute Resolution Procedures set forth in this Agreement.

3.2 This Agreement (including all attachments hereto) and every interconnection, service and network element provided hereunder, is subject to all rates, terms and conditions contained in this Agreement (including all attachments hereto) that are legitimately related to such interconnection, service or network element. Without limiting the general applicability of the foregoing, the General Terms and Conditions of this Agreement are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each interconnection, service and network element provided hereunder.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 23rd day of September , 2002.



TALK  AMERICA,  INC.                    MICHIGAN  BELL  TELEPHONE  COMPANY
                                            D/B/A  AMERITECH  MICHIGAN
                                            BY:  SBC  TELECOMMUNICATIONS,  INC.,
                                            ITS  AUTHORIZED  AGENT

By:       /s/ Aloysius T. Lawn IV       By:       /s/  Mike  Auinbauh

Printed:  Aloysius  T.  Lawn  IV        Printed:  Mike  Auinbauh

Title:    EVP  -  General Counsel       Title:    President - Industry Markets

Date:     9/18/02                       Date:     9/23/02

AECN/OCN  #  TLHC/1200
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